Advertising – Radio Ad

February 15, 2008

An old Wall Street term to describe stocks and bonds that have gone on sale is "Fallen Angels."  We created the Fallen Angels mutual funds to make money for bargain hunters.  Whether you prefer high monthly income or growth, the Fallen Angels mutual funds can help you.  No loads, no sales charges, call us now and receive a prospectus and investor kit.  Call 888-999-1395 (repeat #).  Read the prospectus carefully.  It contains important information such as investment objectives, risks, and expenses which should be carefully considered before investing.

If you're looking for a money manager that will take excellent care of you, call us.  We'll make it easy for you to go bargain hunting, and it's economical, too.  No loads, no sales charges, get the Fallen Angels package.  Call me directly, Gabriel Wisdom at 888-999-1395 (repeat #).  The Fallen Angels funds from AMM Funds.  Visit us at American Money Management dot com